Exhibit 99.1

                                                                                              Cmoproj
UBS                                                                         1:39:49 pm April 16, 2004
Fixed Income Research              MAST0405A 15 year 6.6             Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                                                    Page 1

===================================================================================================================
Bond          Balance         Coupon      Delay      Factor     Index   Value      Reset    Multiplier      Cap
-------------------------------------------------------------------------------------------------------------------
1A1     183,779,000.00        5.25000      24        1.000000           -1.0000      -          -            -
===================================================================================================================
==================================================================================================
Floor         Current       Settle        Deal        WAC    WAM        Pricing          Duration
              Coupon         Date                                        Speed            @ Px
--------------------------------------------------------------------------------------------------
-             5.2500        04/30/04    15 year      5.97   356.81     300.0PSA          100:06
==================================================================================================

====================================================================================================================================
        Price          PSA          PSA          PSA         PSA         PSA           PSA          PSA          PSA           PSA
                       100          150          200         250         300           350          500          750           1000
------------------------------------------------------------------------------------------------------------------------------------
       99:22          5.301        5.300        5.298       5.297       5.295         5.294        5.290        5.285         5.280
       99:23          5.296        5.293        5.290       5.287       5.285         5.282        5.275        5.266         5.257
       99:24          5.291        5.287        5.282       5.278       5.274         5.270        5.260        5.246         5.235
       99:25          5.286        5.280        5.274       5.269       5.263         5.259        5.246        5.227         5.212
       99:26          5.280        5.273        5.266       5.260       5.253         5.247        5.231        5.208         5.189
       99:27          5.275        5.267        5.259       5.250       5.242         5.235        5.216        5.189         5.166
       99:28          5.270        5.260        5.251       5.241       5.232         5.224        5.201        5.170         5.144
       99:29          5.265        5.254        5.243       5.232       5.221         5.212        5.186        5.151         5.121

       99:30          5.259        5.247        5.235       5.223       5.211         5.200        5.172        5.132         5.098
       99:31          5.254        5.241        5.227       5.213       5.200         5.189        5.157        5.113         5.075
       100:00         5.249        5.234        5.219       5.204       5.190         5.177        5.142        5.094         5.053
       100:01         5.244        5.228        5.211       5.195       5.180         5.165        5.128        5.075         5.030
       100:02         5.238        5.221        5.203       5.186       5.169         5.154        5.113        5.056         5.007
       100:03         5.233        5.214        5.195       5.176       5.159         5.142        5.098        5.037         4.985
       100:04         5.228        5.208        5.187       5.167       5.148         5.130        5.083        5.018         4.962
       100:05         5.223        5.201        5.179       5.158       5.138         5.119        5.069        4.999         4.939

       100:06         5.218        5.195        5.172       5.149       5.127         5.107        5.054        4.980         4.917
       100:07         5.212        5.188        5.164       5.140       5.117         5.095        5.039        4.961         4.894
       100:08         5.207        5.182        5.156       5.130       5.106         5.084        5.025        4.942         4.871
       100:09         5.202        5.175        5.148       5.121       5.096         5.072        5.010        4.923         4.849
       100:10         5.197        5.169        5.140       5.112       5.085         5.061        4.995        4.904         4.826
       100:11         5.192        5.162        5.132       5.103       5.075         5.049        4.981        4.885         4.803
       100:12         5.186        5.156        5.124       5.094       5.065         5.038        4.966        4.866         4.781
       100:13         5.181        5.149        5.116       5.084       5.054         5.026        4.951        4.847         4.758

       100:14         5.176        5.143        5.109       5.075       5.044         5.014        4.937        4.828         4.736
       100:15         5.171        5.136        5.101       5.066       5.033         5.003        4.922        4.810         4.713
       100:16         5.166        5.130        5.093       5.057       5.023         4.991        4.907        4.791         4.691
       100:17         5.160        5.123        5.085       5.048       5.013         4.980        4.893        4.772         4.668
       100:18         5.155        5.117        5.077       5.039       5.002         4.968        4.878        4.753         4.646
       100:19         5.150        5.110        5.069       5.029       4.992         4.957        4.864        4.734         4.623
       100:20         5.145        5.104        5.062       5.020       4.981         4.945        4.849        4.715         4.601
       100:21         5.140        5.097        5.054       5.011       4.971         4.933        4.834        4.696         4.578
------------------------------------------------------------------------------------------------------------------------------------
       Avg Life       8.013        5.987        4.743       3.940       3.400         3.017        2.328        1.768         1.467
       Duration       5.951        4.753        3.941       3.374       2.972         2.674        2.114        1.637         1.372
       First Pay      5/04         5/04         5/04        5/04        5/04          5/04         5/04         5/04          5/04
       Last Pay       2/24         9/19         5/16        11/13       1/12          11/10        12/08        7/07          11/06
====================================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                           Cmoproj
UBS                                                                                      1:40:02 pm April 16, 2004
Fixed Income Research                      MAST0405A 15 year 6.6                  Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                                                                 Page 1

==================================================================================================================
Bond          Balance     Coupon     Delay    Factor      Index     Value        Reset      Multiplier       Cap
------------------------------------------------------------------------------------------------------------------
1A2     20,732,000.00     5.50000     24      1.000000              -1.0000        -             -            -
==================================================================================================================

========================================================================================================
Floor        Current       Settle         Deal        WAC          WAM         Pricing         Duration
             Coupon         Date                                                Speed            @ Px
--------------------------------------------------------------------------------------------------------
  -          5.5000       04/30/04       15 year      5.97        356.81       300.0PSA          97:10
========================================================================================================

===================================================================================================================================
            Price           PSA         PSA        PSA         PSA          PSA         PSA          PSA          PSA         PSA
                            100         150        200         250          300         350          500          750         1000
-----------------------------------------------------------------------------------------------------------------------------------
            96:26           5.793       5.820      5.857       5.904        5.963       6.029        6.217        6.470       6.699
            96:27           5.790       5.817      5.854       5.900        5.958       6.024        6.210        6.460       6.686
            96:28           5.787       5.814      5.851       5.897        5.954       6.019        6.203        6.449       6.673
            96:29           5.785       5.811      5.847       5.893        5.949       6.013        6.195        6.439       6.660
            96:30           5.782       5.808      5.844       5.889        5.945       6.008        6.188        6.429       6.648
            96:31           5.780       5.805      5.841       5.885        5.940       6.003        6.180        6.419       6.635
            97:00           5.777       5.803      5.838       5.881        5.936       5.998        6.173        6.409       6.622
            97:01           5.774       5.800      5.834       5.877        5.931       5.992        6.166        6.398       6.609

            97:02           5.772       5.797      5.831       5.874        5.927       5.987        6.158        6.388       6.597
            97:03           5.769       5.794      5.828       5.870        5.922       5.982        6.151        6.378       6.584
            97:04           5.767       5.791      5.824       5.866        5.918       5.977        6.144        6.368       6.571
            97:05           5.764       5.788      5.821       5.862        5.913       5.971        6.136        6.358       6.558
            97:06           5.762       5.785      5.818       5.858        5.909       5.966        6.129        6.348       6.546
            97:07           5.759       5.782      5.814       5.854        5.904       5.961        6.122        6.337       6.533
            97:08           5.756       5.780      5.811       5.851        5.900       5.956        6.114        6.327       6.520
            97:09           5.754       5.777      5.808       5.847        5.895       5.951        6.107        6.317       6.507

            97:10           5.751       5.774      5.804       5.843        5.891       5.945        6.100        6.307       6.495
            97:11           5.749       5.771      5.801       5.839        5.886       5.940        6.092        6.297       6.482
            97:12           5.746       5.768      5.798       5.835        5.882       5.935        6.085        6.287       6.469
            97:13           5.744       5.765      5.795       5.832        5.877       5.930        6.078        6.276       6.456
            97:14           5.741       5.762      5.791       5.828        5.873       5.924        6.070        6.266       6.444
            97:15           5.738       5.759      5.788       5.824        5.868       5.919        6.063        6.256       6.431
            97:16           5.736       5.757      5.785       5.820        5.864       5.914        6.056        6.246       6.418
            97:17           5.733       5.754      5.781       5.816        5.859       5.909        6.048        6.236       6.406

            97:18           5.731       5.751      5.778       5.812        5.855       5.904        6.041        6.226       6.393
            97:19           5.728       5.748      5.775       5.809        5.851       5.898        6.034        6.216       6.380
            97:20           5.726       5.745      5.772       5.805        5.846       5.893        6.027        6.206       6.368
            97:21           5.723       5.742      5.768       5.801        5.842       5.888        6.019        6.195       6.355
            97:22           5.720       5.739      5.765       5.797        5.837       5.883        6.012        6.185       6.342
            97:23           5.718       5.736      5.762       5.793        5.833       5.878        6.005        6.175       6.330
            97:24           5.715       5.734      5.758       5.790        5.828       5.872        5.997        6.165       6.317
            97:25           5.713       5.731      5.755       5.786        5.824       5.867        5.990        6.155       6.304
-----------------------------------------------------------------------------------------------------------------------------------
            Avg Life        22.449      18.255     14.637      11.775       9.500       7.784        5.173        3.577       2.798
            Duration        12.429      11.105     9.696       8.364        7.147       6.126        4.364        3.147       2.512
            First Pay       2/24        9/19       5/16        11/13        1/12        11/10        12/08        7/07        11/06
            Last Pay        9/29        2/26       5/22        2/19         6/16        1/14         3/10         3/08        4/07
===================================================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                                         Cmoproj
UBS                                                                                                    1:40:13 pm April 16, 2004
Fixed Income Research                               MAST0405A 15 year 6.6                       Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                                                                               Page 1

=================================================================================================================================
Bond                Balance        Coupon       Delay       Factor         Index     Value        Reset      Multiplier      Cap
---------------------------------------------------------------------------------------------------------------------------------
1A3           11,533,545.00        5.50000       24         1.000000                 -1.0000        -            -            -
=================================================================================================================================

=====================================================================================================
Floor         Current        Settle        Deal         WAC       WAM         Pricing       Duration
              Coupon          Date                                             Speed          @ Px
-----------------------------------------------------------------------------------------------------
  -           5.5000        04/30/04      15 year      5.97      356.81      300.0PSA         95:28
=====================================================================================================

====================================================================================================================================
            Price          PSA          PSA         PSA         PSA          PSA         PSA          PSA         PSA         PSA
                           100          150         200         250          300         350          500         750         1000
------------------------------------------------------------------------------------------------------------------------------------
            95:12          5.881        5.895       5.917       5.948        5.990       6.045        6.373       6.767       7.096
            95:13          5.879        5.892       5.914       5.945        5.986       6.041        6.367       6.758       7.085
            95:14          5.877        5.890       5.911       5.942        5.983       6.038        6.361       6.748       7.073
            95:15          5.874        5.887       5.909       5.940        5.980       6.034        6.355       6.739       7.062
            95:16          5.872        5.885       5.906       5.937        5.977       6.030        6.349       6.730       7.050
            95:17          5.869        5.882       5.903       5.934        5.974       6.027        6.343       6.721       7.039
            95:18          5.867        5.880       5.901       5.931        5.970       6.023        6.337       6.712       7.027
            95:19          5.865        5.877       5.898       5.928        5.967       6.020        6.330       6.703       7.016

            95:20          5.862        5.875       5.895       5.925        5.964       6.016        6.324       6.694       7.004
            95:21          5.860        5.872       5.893       5.922        5.961       6.012        6.318       6.685       6.992
            95:22          5.857        5.870       5.890       5.919        5.957       6.009        6.312       6.676       6.981
            95:23          5.855        5.867       5.887       5.916        5.954       6.005        6.306       6.667       6.969
            95:24          5.853        5.865       5.885       5.913        5.951       6.001        6.300       6.658       6.958
            95:25          5.850        5.862       5.882       5.911        5.948       5.998        6.294       6.649       6.946
            95:26          5.848        5.860       5.879       5.908        5.945       5.994        6.288       6.640       6.935
            95:27          5.845        5.857       5.877       5.905        5.941       5.991        6.282       6.631       6.923

            95:28          5.843        5.855       5.874       5.902        5.938       5.987        6.276       6.622       6.912
            95:29          5.841        5.852       5.871       5.899        5.935       5.983        6.270       6.613       6.901
            95:30          5.838        5.850       5.869       5.896        5.932       5.980        6.264       6.604       6.889
            95:31          5.836        5.847       5.866       5.893        5.929       5.976        6.258       6.595       6.878
            96:00          5.833        5.845       5.864       5.890        5.925       5.973        6.252       6.586       6.866
            96:01          5.831        5.842       5.861       5.887        5.922       5.969        6.245       6.577       6.855
            96:02          5.829        5.840       5.858       5.885        5.919       5.965        6.239       6.568       6.843
            96:03          5.826        5.837       5.856       5.882        5.916       5.962        6.233       6.559       6.832

            96:04          5.824        5.835       5.853       5.879        5.913       5.958        6.227       6.550       6.820
            96:05          5.822        5.832       5.850       5.876        5.909       5.955        6.221       6.541       6.809
            96:06          5.819        5.830       5.848       5.873        5.906       5.951        6.215       6.532       6.797
            96:07          5.817        5.827       5.845       5.870        5.903       5.947        6.209       6.523       6.786
            96:08          5.814        5.825       5.842       5.867        5.900       5.944        6.203       6.514       6.775
            96:09          5.812        5.822       5.840       5.864        5.897       5.940        6.197       6.505       6.763
            96:10          5.810        5.820       5.837       5.861        5.894       5.937        6.191       6.496       6.752
            96:11          5.807        5.817       5.834       5.859        5.890       5.933        6.185       6.487       6.740
------------------------------------------------------------------------------------------------------------------------------------
            Avg Life       27.503       25.187      22.163      19.025       16.090      13.371       6.607       4.169       3.189
            Duration       13.555       13.025      12.214      11.222       10.140      8.977        5.351       3.601       2.826
            First Pay      9/29         2/26        5/22        2/19         6/16        1/14         3/10        3/08        4/07
            Last Pay       3/34         3/34        3/34        3/34         3/34        3/34         1/12        9/08        9/07
====================================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                                         Cmoproj
UBS                                                                                                    1:40:26 pm April 16, 2004
Fixed Income Research                               MAST0405A 15 year 6.6                       Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                                                                               Page 1

================================================================================================================================
Bond          Balance            Coupon        Delay      Factor        Index      Value        Reset     Multiplier       Cap
--------------------------------------------------------------------------------------------------------------------------------
1A4           1,536,454.99       0.00000       24         1.000000                 -1.0000        -           -             -
================================================================================================================================

======================================================================================================
Floor         Current       Settle        Deal         WAC       WAM         Pricing          Duration
              Coupon        Date                                             Speed            @ Px
------------------------------------------------------------------------------------------------------
-             0.0000        04/30/04      15 year      5.97      356.81      300.0PSA         51:00
======================================================================================================

================================================================================================================================
           Price         PSA         PSA        PSA        PSA         PSA         PSA         PSA          PSA          PSA
                         100         150        200        250         300         350         500          750          1000
--------------------------------------------------------------------------------------------------------------------------------
           50:16         2.850       3.362      4.065      4.953       6.060       7.393       12.471       18.925       24.712
           50:17         2.848       3.359      4.061      4.948       6.055       7.386       12.459       18.907       24.689
           50:18         2.845       3.356      4.057      4.943       6.049       7.379       12.448       18.889       24.665
           50:19         2.842       3.353      4.053      4.939       6.043       7.372       12.436       18.871       24.641
           50:20         2.840       3.350      4.049      4.934       6.037       7.365       12.424       18.853       24.618
           50:21         2.837       3.347      4.046      4.930       6.032       7.358       12.413       18.835       24.594
           50:22         2.834       3.344      4.042      4.925       6.026       7.351       12.401       18.817       24.570
           50:23         2.832       3.341      4.038      4.920       6.020       7.344       12.389       18.799       24.547

           50:24         2.829       3.338      4.034      4.916       6.014       7.337       12.378       18.781       24.523
           50:25         2.827       3.334      4.030      4.911       6.009       7.330       12.366       18.764       24.499
           50:26         2.824       3.331      4.027      4.906       6.003       7.323       12.354       18.746       24.476
           50:27         2.821       3.328      4.023      4.902       5.997       7.316       12.343       18.728       24.452
           50:28         2.819       3.325      4.019      4.897       5.991       7.309       12.331       18.710       24.429
           50:29         2.816       3.322      4.015      4.892       5.986       7.302       12.320       18.692       24.405
           50:30         2.814       3.319      4.012      4.888       5.980       7.295       12.308       18.674       24.382
           50:31         2.811       3.316      4.008      4.883       5.974       7.288       12.296       18.657       24.358

           51:00         2.809       3.313      4.004      4.879       5.969       7.281       12.285       18.639       24.335
           51:01         2.806       3.310      4.000      4.874       5.963       7.274       12.273       18.621       24.311
           51:02         2.803       3.307      3.997      4.869       5.957       7.267       12.262       18.603       24.288
           51:03         2.801       3.304      3.993      4.865       5.952       7.260       12.250       18.586       24.264
           51:04         2.798       3.301      3.989      4.860       5.946       7.253       12.238       18.568       24.241
           51:05         2.796       3.298      3.985      4.856       5.940       7.246       12.227       18.550       24.217
           51:06         2.793       3.294      3.982      4.851       5.935       7.239       12.215       18.532       24.194
           51:07         2.790       3.291      3.978      4.846       5.929       7.232       12.204       18.515       24.171

           51:08         2.788       3.288      3.974      4.842       5.923       7.225       12.192       18.497       24.147
           51:09         2.785       3.285      3.970      4.837       5.918       7.218       12.181       18.479       24.124
           51:10         2.783       3.282      3.967      4.833       5.912       7.211       12.169       18.462       24.101
           51:11         2.780       3.279      3.963      4.828       5.906       7.204       12.158       18.444       24.077
           51:12         2.778       3.276      3.959      4.823       5.901       7.197       12.146       18.426       24.054
           51:13         2.775       3.273      3.956      4.819       5.895       7.190       12.135       18.409       24.031
           51:14         2.773       3.270      3.952      4.814       5.889       7.183       12.123       18.391       24.007
           51:15         2.770       3.267      3.948      4.810       5.884       7.176       12.112       18.374       23.984
--------------------------------------------------------------------------------------------------------------------------------
           Avg Life      24.255      20.733     17.327     14.366      11.856      9.781       5.686        3.788        2.938
           Duration      23.698      19.929     16.331     13.281      10.764      8.780       5.286        3.447        2.609
           First Pay     2/24        9/19       5/16       11/13       1/12        11/10       12/08        7/07         11/06
           Last Pay      3/34        3/34       3/34       3/34        3/34        3/34        1/12         9/08         9/07
================================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                                         Cmoproj
UBS                                                                                                    1:40:38 pm April 16, 2004
Fixed Income Research                               MAST0405A 15 year 6.6                       Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                                                                               Page 1

=================================================================================================================================
Bond          Balance              Coupon       Delay      Factor         Index     Value        Reset      Multiplier      Cap
---------------------------------------------------------------------------------------------------------------------------------
1A5           23,797,500.00        5.25000      24         1.000000                 -1.0000        -            -            -
=================================================================================================================================

=======================================================================================================
Floor         Current       Settle        Deal         WAC       WAM         Pricing          Duration
              Coupon        Date                                             Speed            @ Px
-------------------------------------------------------------------------------------------------------
-             5.2500        04/30/04      15 year      5.97      356.81      300.0PSA         97:20
=======================================================================================================

========================================================================================================================
          Price         PSA        PSA         PSA        PSA       PSA        PSA         PSA        PSA         PSA
                        100        150         200        250       300        350         500        750         1000
------------------------------------------------------------------------------------------------------------------------
          97:04         5.570      5.589       5.606      5.621     5.635      5.647       5.684      5.857       6.039
          97:05         5.567      5.586       5.602      5.617     5.631      5.643       5.680      5.850       6.030
          97:06         5.564      5.582       5.599      5.614     5.627      5.639       5.675      5.843       6.021
          97:07         5.560      5.579       5.595      5.610     5.623      5.635       5.670      5.836       6.012
          97:08         5.557      5.575       5.591      5.606     5.619      5.630       5.665      5.829       6.003
          97:09         5.554      5.572       5.587      5.602     5.614      5.626       5.661      5.822       5.994
          97:10         5.550      5.568       5.584      5.598     5.610      5.622       5.656      5.815       5.984
          97:11         5.547      5.564       5.580      5.594     5.606      5.617       5.651      5.809       5.975

          97:12         5.544      5.561       5.576      5.590     5.602      5.613       5.646      5.802       5.966
          97:13         5.541      5.557       5.572      5.586     5.598      5.609       5.642      5.795       5.957
          97:14         5.537      5.554       5.569      5.582     5.594      5.605       5.637      5.788       5.948
          97:15         5.534      5.550       5.565      5.578     5.590      5.600       5.632      5.781       5.939
          97:16         5.531      5.547       5.561      5.574     5.586      5.596       5.628      5.774       5.929
          97:17         5.527      5.543       5.557      5.570     5.582      5.592       5.623      5.767       5.920
          97:18         5.524      5.540       5.554      5.566     5.578      5.588       5.618      5.760       5.911
          97:19         5.521      5.536       5.550      5.562     5.573      5.583       5.613      5.754       5.902

          97:20         5.518      5.533       5.546      5.558     5.569      5.579       5.609      5.747       5.893
          97:21         5.514      5.529       5.543      5.555     5.565      5.575       5.604      5.740       5.884
          97:22         5.511      5.526       5.539      5.551     5.561      5.571       5.599      5.733       5.874
          97:23         5.508      5.522       5.535      5.547     5.557      5.566       5.595      5.726       5.865
          97:24         5.504      5.519       5.531      5.543     5.553      5.562       5.590      5.719       5.856
          97:25         5.501      5.515       5.528      5.539     5.549      5.558       5.585      5.712       5.847
          97:26         5.498      5.512       5.524      5.535     5.545      5.554       5.581      5.706       5.838
          97:27         5.495      5.508       5.520      5.531     5.541      5.549       5.576      5.699       5.829

          97:28         5.491      5.505       5.516      5.527     5.537      5.545       5.571      5.692       5.820
          97:29         5.488      5.501       5.513      5.523     5.533      5.541       5.566      5.685       5.811
          97:30         5.485      5.498       5.509      5.519     5.528      5.537       5.562      5.678       5.802
          97:31         5.481      5.494       5.505      5.515     5.524      5.533       5.557      5.671       5.792
          98:00         5.478      5.491       5.502      5.511     5.520      5.528       5.552      5.665       5.783
          98:01         5.475      5.487       5.498      5.508     5.516      5.524       5.548      5.658       5.774
          98:02         5.472      5.484       5.494      5.504     5.512      5.520       5.543      5.651       5.765
          98:03         5.468      5.480       5.490      5.500     5.508      5.516       5.538      5.644       5.756
------------------------------------------------------------------------------------------------------------------------
          Avg Life      15.285     13.708      12.514     11.595    10.871     10.291      8.881      5.530       3.982
          Duration      9.698      9.047       8.534      8.122     7.784      7.504       6.770      4.646       3.486
          First Pay     5/09       5/09        5/09       5/09      5/09       5/09        5/09       9/08        9/07
          Last Pay      3/34       3/34        3/34       3/34      3/34       3/34        3/34       4/28        4/09
========================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                                         Cmoproj
UBS                                                                                                    1:40:49 pm April 16, 2004
Fixed Income Research                               MAST0405A 15 year 6.6                       Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                                                                               Page 1

=================================================================================================================================
Bond          Balance            Coupon        Delay      Factor        Index      Value        Reset     Multiplier       Cap
---------------------------------------------------------------------------------------------------------------------------------
1A6           1,252,500.00       5.25000       24         1.000000                 -1.0000       -           -              -
=================================================================================================================================

========================================================================================================
Floor         Current       Settle        Deal         WAC       WAM         Pricing          Duration
              Coupon        Date                                             Speed            @ Px
--------------------------------------------------------------------------------------------------------
  -           5.2500        04/30/04      15 year      5.97      356.81      300.0PSA         96:08
========================================================================================================

================================================================================================================================
       Price         PSA          PSA          PSA          PSA         PSA         PSA         PSA         PSA          PSA
                     100          150          200          250         300         350         500         750          1000
--------------------------------------------------------------------------------------------------------------------------------
       95:24         5.718        5.747        5.773        5.797       5.818       5.837       5.895       6.163        6.448
       95:25         5.714        5.743        5.770        5.793       5.814       5.833       5.890       6.156        6.438
       95:26         5.711        5.740        5.766        5.789       5.810       5.829       5.885       6.149        6.429
       95:27         5.707        5.736        5.762        5.785       5.806       5.824       5.880       6.142        6.420
       95:28         5.704        5.733        5.758        5.781       5.802       5.820       5.875       6.135        6.410
       95:29         5.701        5.729        5.754        5.777       5.797       5.816       5.871       6.128        6.401
       95:30         5.697        5.725        5.750        5.773       5.793       5.811       5.866       6.121        6.392
       95:31         5.694        5.722        5.747        5.769       5.789       5.807       5.861       6.114        6.382

       96:00         5.691        5.718        5.743        5.765       5.785       5.803       5.856       6.107        6.373
       96:01         5.687        5.714        5.739        5.761       5.781       5.798       5.851       6.100        6.364
       96:02         5.684        5.711        5.735        5.757       5.776       5.794       5.847       6.093        6.354
       96:03         5.680        5.707        5.731        5.753       5.772       5.790       5.842       6.086        6.345
       96:04         5.677        5.704        5.728        5.749       5.768       5.785       5.837       6.079        6.336
       96:05         5.674        5.700        5.724        5.745       5.764       5.781       5.832       6.072        6.326
       96:06         5.670        5.696        5.720        5.741       5.760       5.777       5.827       6.065        6.317
       96:07         5.667        5.693        5.716        5.737       5.755       5.772       5.823       6.058        6.308

       96:08         5.664        5.689        5.712        5.733       5.751       5.768       5.818       6.051        6.298
       96:09         5.660        5.686        5.708        5.729       5.747       5.764       5.813       6.044        6.289
       96:10         5.657        5.682        5.705        5.725       5.743       5.759       5.808       6.037        6.280
       96:11         5.654        5.678        5.701        5.721       5.739       5.755       5.803       6.030        6.271
       96:12         5.650        5.675        5.697        5.717       5.735       5.751       5.799       6.023        6.261
       96:13         5.647        5.671        5.693        5.713       5.730       5.746       5.794       6.016        6.252
       96:14         5.644        5.668        5.689        5.709       5.726       5.742       5.789       6.009        6.243
       96:15         5.640        5.664        5.686        5.705       5.722       5.738       5.784       6.002        6.233

       96:16         5.637        5.661        5.682        5.701       5.718       5.733       5.780       5.995        6.224
       96:17         5.634        5.657        5.678        5.697       5.714       5.729       5.775       5.988        6.215
       96:18         5.630        5.653        5.674        5.693       5.710       5.725       5.770       5.981        6.206
       96:19         5.627        5.650        5.670        5.689       5.705       5.720       5.765       5.975        6.196
       96:20         5.623        5.646        5.667        5.685       5.701       5.716       5.760       5.968        6.187
       96:21         5.620        5.643        5.663        5.681       5.697       5.712       5.756       5.961        6.178
       96:22         5.617        5.639        5.659        5.677       5.693       5.707       5.751       5.954        6.169
       96:23         5.613        5.636        5.655        5.673       5.689       5.703       5.746       5.947        6.159
--------------------------------------------------------------------------------------------------------------------------------
       Avg Life      15.285       13.708       12.514       11.595      10.871      10.291      8.881       5.530        3.982
       Duration      9.634        8.990        8.483        8.076       7.743       7.466       6.741       4.631        3.476
       First Pay     5/09         5/09         5/09         5/09        5/09        5/09        5/09        9/08         9/07
       Last Pay      3/34         3/34         3/34         3/34        3/34        3/34        2/34        1/24         4/09
================================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                                         Cmoproj
UBS                                                                                                    1:51:12 pm April 16, 2004
Fixed Income Research                               MAST0405B 15 year 5.8                       Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                                                                               Page 1

=================================================================================================================================
Bond          Balance              Coupon       Delay      Factor         Index     Value        Reset      Multiplier      Cap
---------------------------------------------------------------------------------------------------------------------------------
2A1           92,606,612.27        5.00000      24         1.000000                 -1.0000        -           -             -
=================================================================================================================================

=======================================================================================================
Floor         Current       Settle        Deal         WAC       WAM         Pricing          Duration
              Coupon        Date                                             Speed            @ Px
-------------------------------------------------------------------------------------------------------
  -           5.0000        04/30/04      15 year      5.28      176.89      275.0PSA         101:00
=======================================================================================================

=========================================================================================================================
          Price              PSA        PSA        PSA       PSA       PSA        PSA         PSA        PSA        PSA
                             100        150        200       250       300        350         500        750       1000
-------------------------------------------------------------------------------------------------------------------------
          100:16           4.892      4.876      4.859     4.842     4.825      4.808       4.755      4.668      4.585
          100:17           4.886      4.869      4.852     4.834     4.817      4.798       4.744      4.654      4.568
          100:18           4.880      4.863      4.845     4.827     4.808      4.789       4.733      4.639      4.551
          100:19           4.874      4.856      4.838     4.819     4.800      4.780       4.722      4.625      4.533
          100:20           4.868      4.850      4.831     4.811     4.791      4.771       4.710      4.611      4.516
          100:21           4.862      4.843      4.823     4.803     4.783      4.762       4.699      4.597      4.499
          100:22           4.856      4.837      4.816     4.795     4.774      4.753       4.688      4.582      4.481
          100:23           4.850      4.830      4.809     4.788     4.766      4.744       4.677      4.568      4.464

          100:24           4.844      4.823      4.802     4.780     4.757      4.735       4.666      4.554      4.447
          100:25           4.838      4.817      4.795     4.772     4.749      4.726       4.655      4.540      4.429
          100:26           4.833      4.810      4.788     4.764     4.741      4.717       4.644      4.525      4.412
          100:27           4.827      4.804      4.780     4.756     4.732      4.708       4.633      4.511      4.395
          100:28           4.821      4.797      4.773     4.749     4.724      4.698       4.622      4.497      4.377
          100:29           4.815      4.791      4.766     4.741     4.715      4.689       4.611      4.483      4.360
          100:30           4.809      4.784      4.759     4.733     4.707      4.680       4.600      4.468      4.343
          100:31           4.803      4.778      4.752     4.725     4.699      4.671       4.589      4.454      4.326

          101:00           4.797      4.771      4.745     4.718     4.690      4.662       4.578      4.440      4.308
          101:01           4.791      4.765      4.738     4.710     4.682      4.653       4.567      4.426      4.291
          101:02           4.785      4.758      4.730     4.702     4.673      4.644       4.556      4.412      4.274
          101:03           4.779      4.752      4.723     4.694     4.665      4.635       4.545      4.398      4.257
          101:04           4.773      4.745      4.716     4.687     4.657      4.626       4.534      4.383      4.239
          101:05           4.767      4.739      4.709     4.679     4.648      4.617       4.523      4.369      4.222
          101:06           4.761      4.732      4.702     4.671     4.640      4.608       4.512      4.355      4.205
          101:07           4.756      4.726      4.695     4.663     4.631      4.599       4.501      4.341      4.188

          101:08           4.750      4.719      4.688     4.656     4.623      4.590       4.491      4.327      4.171
          101:09           4.744      4.713      4.681     4.648     4.615      4.581       4.480      4.313      4.154
          101:10           4.738      4.706      4.674     4.640     4.606      4.572       4.469      4.299      4.136
          101:11           4.732      4.700      4.666     4.633     4.598      4.563       4.458      4.284      4.119
          101:12           4.726      4.693      4.659     4.625     4.590      4.554       4.447      4.270      4.102
          101:13           4.720      4.687      4.652     4.617     4.581      4.545       4.436      4.256      4.085
          101:14           4.714      4.680      4.645     4.609     4.573      4.536       4.425      4.242      4.068
          101:15           4.708      4.674      4.638     4.602     4.565      4.527       4.414      4.228      4.051
-------------------------------------------------------------------------------------------------------------------------
          Avg Life         6.529      5.838      5.256     4.765     4.347      3.991       3.190      2.392      1.932
          Duration         5.202      4.728      4.321     3.972     3.671      3.410       2.805      2.172      1.787
          First Pay        5/04       5/04       5/04      5/04      5/04       5/04        5/04       5/04       5/04
          Last Pay         4/19       4/19       4/19      4/19      4/19       4/19        4/19       4/19       6/10
=========================================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                                         Cmoproj
UBS                                                                                                    1:41:39 pm April 16, 2004
Fixed Income Research                               MAST0405A 15 year 6.6                       Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                                                                               Page 1

==================================================================================================================================
Bond          Balance               Coupon        Delay      Factor        Index      Value        Reset     Multiplier       Cap
----------------------------------------------------------------------------------------------------------------------------------
1A1           183,779,000.00        5.25000       24         1.000000                 -1.0000        -           -             -
==================================================================================================================================

=======================================================================================================
Floor         Current       Settle        Deal         WAC       WAM         Pricing          Duration
              Coupon        Date                                             Speed            @ Px
-------------------------------------------------------------------------------------------------------
-             5.2500        04/30/04      15 year      5.97      356.81      300.0PSA         90:00
=======================================================================================================

===========================================================================================================
           Price                  PSA               PSA             PSA              PSA             PSA
                                  0                 100             300              400             500
-----------------------------------------------------------------------------------------------------------
            90:00                  6.313            7.078           8.826            9.579          10.247
-----------------------------------------------------------------------------------------------------------
           Avg Life              17.136             8.013           3.400            2.730           2.328
           Duration               9.796             5.533           2.803            2.311           1.999
           First Pay               5/04              5/04            5/04             5/04            5/04
           Last Pay                9/31              2/24            1/12             1/10           12/08
===========================================================================================================

===================================================================================================================================
Bond                 Balance         Coupon    Delay        Factor         Index     Value        Reset      Multiplier      Cap
-----------------------------------------------------------------------------------------------------------------------------------
 1A2           20,732,000.00        5.50000      24         1.000000                 -1.0000        -            -            -
===================================================================================================================================

===========================================================================================================
  Floor         Current        Settle        Deal         WAC       WAM        Pricing          Duration
                Coupon          Date                                            Speed             @ Px
-----------------------------------------------------------------------------------------------------------
    -           5.5000        04/30/04      15 year      5.97      356.81      300.0PSA          90:00
===========================================================================================================

============================================================================================================
         Price                     PSA               PSA               PSA             PSA              PSA
                                     0               100               300             400              500
------------------------------------------------------------------------------------------------------------
         90:00                   6.307             6.388             6.990           7.460            7.896
------------------------------------------------------------------------------------------------------------
         Avg Life               28.202            22.449             9.500           6.612            5.173
         Duration               13.246            11.999             7.002           5.277            4.292
         First Pay                9/31              2/24              1/12            1/10            12/08
         Last Pay                 4/33              9/29              6/16            2/12             3/10
============================================================================================================


UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004 All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                                         Cmoproj
UBS                                                                                                    1:41:39 pm April 16, 2004
Fixed Income Research                               MAST0405A 15 year 6.6                       Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                                                                               Page 2

===================================================================================================================================
 Bond          Balance              Coupon       Delay      Factor         Index     Value        Reset      Multiplier      Cap
-----------------------------------------------------------------------------------------------------------------------------------
  1A3          11,533,545.00        5.50000      24         1.000000                 -1.0000        -            -            -
===================================================================================================================================

========================================================================================================
Floor         Current       Settle        Deal         WAC       WAM         Pricing          Duration
              Coupon        Date                                             Speed            @ Px
--------------------------------------------------------------------------------------------------------
  -           5.5000        04/30/04      15 year      5.97      356.81      300.0PSA         90:00
========================================================================================================

==============================================================================================================
          Price                   PSA               PSA               PSA               PSA               PSA
                                    0               100               300               400               500
--------------------------------------------------------------------------------------------------------------
           90:00                6.295             6.315             6.566             6.887             7.460
--------------------------------------------------------------------------------------------------------------
         Avg Life              29.375            27.503            16.090            10.731             6.607
         Duration              13.447            13.110             9.898             7.524             5.277
         First Pay               4/33              9/29              6/16              2/12              3/10
         Last Pay                3/34              3/34              3/34              3/34              1/12
==============================================================================================================

================================================================================================================================
Bond          Balance            Coupon        Delay      Factor        Index      Value        Reset     Multiplier       Cap
--------------------------------------------------------------------------------------------------------------------------------
1A4           1,536,454.99       0.00000       24         1.000000                 -1.0000        -           -             -
================================================================================================================================

========================================================================================================
Floor         Current        Settle        Deal        WAC        WAM        Pricing         Duration
              Coupon          Date                                            Speed            @ Px
--------------------------------------------------------------------------------------------------------
  -           0.0000        04/30/04      15 year      5.97      356.81      300.0PSA         90:00
========================================================================================================

============================================================================================================
          Price                  PSA               PSA               PSA               PSA             PSA
                                   0               100               300               400             500
------------------------------------------------------------------------------------------------------------
        90:00                  0.368             0.435             0.896             1.315           1.864
------------------------------------------------------------------------------------------------------------
        Avg Life              28.621            24.255            11.856             8.084           5.686
        Duration              28.567            24.167            11.669             7.938           5.621
        First Pay               9/31              2/24              1/12              1/10           12/08
        Last Pay                3/34              3/34              3/34              2/34            1/12
============================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                                         Cmoproj
UBS                                                                                                    1:41:39 pm April 16, 2004
Fixed Income Research                               MAST0405A 15 year 6.6                       Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                                                                               Page 3

================================================================================================================================
Bond          Balance              Coupon       Delay      Factor         Index     Value        Reset      Multiplier      Cap
--------------------------------------------------------------------------------------------------------------------------------
 1A5          23,797,500.00        5.25000      24         1.000000                 -1.0000        -            -            -
================================================================================================================================

=====================================================================================================
Floor         Current        Settle        Deal        WAC        WAM         Pricing       Duration
              Coupon          Date                                             Speed          @ Px
-----------------------------------------------------------------------------------------------------
  -           5.2500        04/30/04      15 year      5.97      356.81      300.0PSA         90:00
=====================================================================================================

===================================================================================================
 Price                   PSA               PSA               PSA               PSA             PSA
                           0               100               300               400             500
---------------------------------------------------------------------------------------------------
90:00                  6.192             6.369             6.626             6.718           6.820
---------------------------------------------------------------------------------------------------
Avg Life              20.325            15.285            10.871             9.818           8.881
Duration              11.178             9.330             7.547             7.065           6.601
First Pay               5/09              5/09              5/09              5/09            5/09
Last Pay                3/34              3/34              3/34              3/34            3/34
===================================================================================================

===============================================================================================================================
Bond          Balance            Coupon        Delay      Factor        Index      Value        Reset     Multiplier       Cap
-------------------------------------------------------------------------------------------------------------------------------
1A6           1,252,500.00       5.25000       24         1.000000                 -1.0000        -           -             -
===============================================================================================================================

=====================================================================================================
Floor         Current        Settle        Deal         WAC       WAM        Pricing        Duration
              Coupon          Date                                            Speed           @ Px
-----------------------------------------------------------------------------------------------------
  -           5.2500        04/30/04      15 year      5.97      356.81      300.0PSA         90:00
=====================================================================================================

===========================================================================================================
       Price                    PSA               PSA               PSA               PSA             PSA
                                  0               100               300               400             500
-----------------------------------------------------------------------------------------------------------
       90:00                  6.192             6.369             6.626             6.718           6.820
-----------------------------------------------------------------------------------------------------------
       Avg Life              20.325            15.285            10.871             9.818           8.881
       Duration              11.178             9.330             7.547             7.065           6.601
       First Pay               5/09              5/09              5/09              5/09            5/09
       Last Pay                3/34              3/34              3/34              3/34            2/34
===========================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                                                                         Cmoproj
UBS                                                                                                    1:50:29 pm April 16, 2004
Fixed Income Research                               MAST0405B 15 year 5.8                       Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                                                                               Page 1

================================================================================================================================
Bond          Balance              Coupon       Delay      Factor         Index     Value        Reset      Multiplier      Cap
================================================================================================================================
2A1           92,606,612.27        5.00000      24         1.000000                 -1.0000        -            -            -
================================================================================================================================

======================================================================================================
Floor         Current        Settle        Deal         WAC       WAM         Pricing        Duration
              Coupon          Date                                             Speed           @ Px
------------------------------------------------------------------------------------------------------
  -           5.0000        04/30/04      15 year      5.28      176.89      275.0PSA         90:00
======================================================================================================

======================================================================================================
       Price                    PSA             PSA              PSA             PSA             PSA
                                  0             100              300             400             500
------------------------------------------------------------------------------------------------------
       90:00                  6.687           7.083            7.950           8.398           8.845
------------------------------------------------------------------------------------------------------
       Avg Life               8.344           6.529            4.347           3.684           3.190
       Duration               6.057           4.848            3.381           2.927           2.582
       First Pay               5/04            5/04             5/04            5/04            5/04
       Last Pay                4/19            4/19             4/19            4/19            4/19
======================================================================================================

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada:
Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore:
Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New
Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

MAST0405A  15 year  6.6's          User ID: obrienci          Deals Directory: /home/obrienci/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Collateral Description         Date:    04/15/2004   11:37:03                                                  UBS Investment Bank
------------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  4/30/2004  WHOLE 15 year  WAC: 5.97  WAM: 356.81  Pricing Speed:  300  PSA
------------------------------------------------------------------------------------------------------------------------------------

 Num     Name    Bond   PassThru        WAC   WAM  WALA       Date         Factor    Bal owned     Bal used   Orig used *    In Box
   1    WHOLE      69    6.62500    6.87500   355     5     0/   0     0.00000000   1867509.99   1867509.99       Inf         0.00
   2    WHOLE      68    6.57500    6.87500   355     5     0/   0     0.00000000    440501.82    440501.82       Inf         0.00
   3    WHOLE      67    6.50000    6.75000   347    13     0/   0     0.00000000   2234018.41   2234018.41       Inf         0.00
   4    WHOLE      66    6.37500    6.62500   357     3     0/   0     0.00000000   4018364.46   4018364.46       Inf         0.00
   5    WHOLE      65    6.33000    6.58000   357     3     0/   0     0.00000000    420468.08    420468.08       Inf         0.00
   6    WHOLE      64    6.25000    6.50000   357     3     0/   0     0.00000000   5015458.47   5015458.47       Inf         0.00
   7    WHOLE      63    6.22000    6.50000   357     3     0/   0     0.00000000    997273.25    997273.25       Inf         0.00
   8    WHOLE      62    6.20500    6.45500   355     5     0/   0     0.00000000    809999.36    809999.36       Inf         0.00
   9    WHOLE      61    6.19000    6.44000   357     3     0/   0     0.00000000    853381.58    853381.58       Inf         0.00
  10    WHOLE      60    6.17000    6.42000   357     3     0/   0     0.00000000    465257.98    465257.98       Inf         0.00
  11    WHOLE      59    6.12500    6.37500   356     4     0/   0     0.00000000  16521610.58  16521610.58       Inf         0.00
  12    WHOLE      58    6.08000    6.33000   357     3     0/   0     0.00000000    376816.95    376816.95       Inf         0.00
  13    WHOLE      57    6.07500    6.37500   355     5     0/   0     0.00000000    597759.35    597759.35       Inf         0.00
  14    WHOLE      56    6.05000    6.30000   358     2     0/   0     0.00000000    372596.55    372596.55       Inf         0.00
  15    WHOLE      55    6.04000    6.29000   357     3     0/   0     0.00000000    780726.27    780726.27       Inf         0.00
  16    WHOLE      54    6.00000    6.25000   356     4     0/   0     0.00000000  15818364.66  15818364.66       Inf         0.00
  17    WHOLE      53    5.97000    6.25000   356     4     0/   0     0.00000000    996174.88    996174.88       Inf         0.00
  18    WHOLE      52    5.96000    6.21000   357     3     0/   0     0.00000000    339019.65    339019.65       Inf         0.00
  19    WHOLE      51    5.95000    6.25000   357     3     0/   0     0.00000000   1589021.22   1589021.22       Inf         0.00
  20    WHOLE      50    5.91800    6.16800   358     2     0/   0     0.00000000    461107.01    461107.01       Inf         0.00
  21    WHOLE      49    5.90000    6.15000   358     2     0/   0     0.00000000    998060.46    998060.46       Inf         0.00
  22    WHOLE      48    5.87500    6.12500   356     4     0/   0     0.00000000  14482134.22  14482134.22       Inf         0.00
  23    WHOLE      47    5.85000    6.10000   357     3     0/   0     0.00000000    859257.15    859257.15       Inf         0.00
  24    WHOLE      46    5.84500    6.12500   358     2     0/   0     0.00000000   3637259.23   3637259.23       Inf         0.00
  25    WHOLE      45    5.84000    6.09000   355     5     0/   0     0.00000000    953437.15    953437.15       Inf         0.00
  26    WHOLE      44    5.83000    6.08000   358     2     0/   0     0.00000000    478460.69    478460.69       Inf         0.00
  27    WHOLE      43    5.82500    6.12500   356     4     0/   0     0.00000000   3228549.35   3228549.35       Inf         0.00
  28    WHOLE      42    5.81500    6.06500   357     3     0/   0     0.00000000    423740.08    423740.08       Inf         0.00
  29    WHOLE      41    5.80500    6.05500   354     6     0/   0     0.00000000    439496.50    439496.50       Inf         0.00
  30    WHOLE      40    5.79500    6.04500   357     3     0/   0     0.00000000    556215.78    556215.78       Inf         0.00
  31    WHOLE      39    5.79000    6.04000   357     3     0/   0     0.00000000    985242.64    985242.64       Inf         0.00
  32    WHOLE      38    5.75000    6.00000   357     3     0/   0     0.00000000  18575606.68  18575606.68       Inf         0.00
  33    WHOLE      37    5.74000    5.99000   359     1     0/   0     0.00000000   1912466.25   1912466.25       Inf         0.00
  34    WHOLE      36    5.73000    5.98000   355     5     0/   0     0.00000000    378908.05    378908.05       Inf         0.00
  35    WHOLE      35    5.72500    5.97500   355     5     0/   0     0.00000000   1263414.96   1263414.96       Inf         0.00
  36    WHOLE      34    5.72000    6.00000   358     2     0/   0     0.00000000   3732917.03   3732917.03       Inf         0.00
  37    WHOLE      33    5.71000    5.96000   358     2     0/   0     0.00000000    435123.08    435123.08       Inf         0.00
  38    WHOLE      32    5.70500    5.95500   357     3     0/   0     0.00000000   2119784.56   2119784.56       Inf         0.00
  39    WHOLE      31    5.70000    5.99500   351     3     0/   0     0.00000000   4356613.87   4356613.87       Inf         0.00
  40    WHOLE      30    5.68500    5.93500   357     3     0/   0     0.00000000   1338269.84   1338269.84       Inf         0.00
  41    WHOLE      29    5.68000    5.93000   358     2     0/   0     0.00000000    379231.33    379231.33       Inf         0.00
  42    WHOLE      28    5.65500    5.90500   357     3     0/   0     0.00000000    573442.05    573442.05       Inf         0.00
  43    WHOLE      27    5.62500    5.87500   357     3     0/   0     0.00000000  39877697.27  39877697.27       Inf         0.00
  44    WHOLE      26    5.60000    5.85000   358     2     0/   0     0.00000000    407061.24    407061.24       Inf         0.00
  45    WHOLE      25    5.59500    5.87500   358     2     0/   0     0.00000000   8261323.04   8261323.04       Inf         0.00
  46    WHOLE      24    5.59000    5.84000   359     1     0/   0     0.00000000   1567333.74   1567333.74       Inf         0.00
  47    WHOLE      23    5.58000    5.83000   354     6     0/   0     0.00000000    364081.72    364081.72       Inf         0.00
  48    WHOLE      22    5.57500    5.85500   358     2     0/   0     0.00000000   2365374.73   2365374.73       Inf         0.00
  49    WHOLE      21    5.56500    5.81500   357     3     0/   0     0.00000000    721372.59    721372.59       Inf         0.00
  50    WHOLE      20    5.53000    5.78000   359     1     0/   0     0.00000000    814335.41    814335.41       Inf         0.00
  51    WHOLE      19    5.52500    5.77500   358     2     0/   0     0.00000000   1368343.42   1368343.42       Inf         0.00
  52    WHOLE      18    5.52000    5.77000   356     4     0/   0     0.00000000    589519.19    589519.19       Inf         0.00
  53    WHOLE      17    5.51500    5.76500   357     3     0/   0     0.00000000    392524.26    392524.26       Inf         0.00
  54    WHOLE      16    5.50000    5.75000   358     2     0/   0     0.00000000  42133317.55  42133317.55       Inf         0.00
  55    WHOLE      15    5.47000    5.75000   359     1     0/   0     0.00000000   3382264.99   3382264.99       Inf         0.00
  56    WHOLE      14    5.45000    5.75000   357     3     0/   0     0.00000000   1068232.43   1068232.43       Inf         0.00
  57    WHOLE      13    5.44000    5.69000   359     1     0/   0     0.00000000    484288.05    484288.05       Inf         0.00
  58    WHOLE      12    5.41000    5.66000   357     3     0/   0     0.00000000    396489.21    396489.21       Inf         0.00
  59    WHOLE      11    5.37500    5.62500   358     2     0/   0     0.00000000  15014149.30  15014149.30       Inf         0.00
  60    WHOLE      10    5.36000    5.61000   359     1     0/   0     0.00000000    563395.33    563395.33       Inf         0.00
  61    WHOLE       9    5.33500    5.62500   353     7     0/   0     0.00000000   1042688.67   1042688.67       Inf         0.00
  62    WHOLE       8    5.31000    5.56000   359     1     0/   0     0.00000000    379588.74    379588.74       Inf         0.00
  63    WHOLE       7    5.25000    5.50000   356     4     0/   0     0.00000000   6762747.37   6762747.37       Inf         0.00
  64    WHOLE       6    5.12500    5.37500   352     8     0/   0     0.00000000    992049.95    992049.95       Inf         0.00
  65    WHOLE       5    5.09500    5.36600   356     4     0/   0     0.00000000   1361850.42   1361850.42       Inf         0.00
  66    WHOLE       4    5.08500    5.37500   352     8     0/   0     0.00000000    644667.65    644667.65       Inf         0.00
  67    WHOLE       3    5.07500    5.37500   353     7     0/   0     0.00000000    420934.75    420934.75       Inf         0.00
  68    WHOLE       2    5.00000    5.25000   352     8     0/   0     0.00000000   1652669.53   1652669.53       Inf         0.00
  69    WHOLE       1    4.50000    4.75000   354     6     0/   0     0.00000000    393371.60    393371.60       Inf         0.00

                                                 5.97 356.81  3.09                250504733.62   250504733.62        Inf       0.00

MAST0405B  15 year  5.8's          User ID: obrienci          Deals Directory: /home/obrienci/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Collateral Description         Date:    04/15/2004   11:36:47                                                    UBS Investment Bank
------------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  4/30/2004  WHOLE 15 year  WAC: 5.28  WAM: 176.89  Pricing Speed:  275  PSA
------------------------------------------------------------------------------------------------------------------------------------


 Num     Name   Bond   PassThru        WAC   WAM  WALA       Date         Factor    Bal owned     Bal used    Orig used *   In Box

   1    WHOLE     37    5.81000    6.06000   172     8     0/   0     0.00000000    583285.86    583285.86        Inf        0.00
   2    WHOLE     36    5.62500    5.87500   177     3     0/   0     0.00000000   3689150.66   3689150.66        Inf        0.00
   3    WHOLE     35    5.59500    5.87500   178     2     0/   0     0.00000000    411564.68    411564.68        Inf        0.00
   4    WHOLE     34    5.50000    5.75000   177     3     0/   0     0.00000000   4372840.87   4372840.87        Inf        0.00
   5    WHOLE     33    5.45000    5.75000   178     2     0/   0     0.00000000    616576.68    616576.68        Inf        0.00
   6    WHOLE     32    5.37500    5.62500   177     3     0/   0     0.00000000   6268458.51   6268458.51        Inf        0.00
   7    WHOLE     31    5.32500    5.62500   178     2     0/   0     0.00000000    362707.87    362707.87        Inf        0.00
   8    WHOLE     30    5.29000    5.54000   177     3     0/   0     0.00000000    412705.92    412705.92        Inf        0.00
   9    WHOLE     29    5.25000    5.50000   177     2     0/   0     0.00000000   8935924.46   8935924.46        Inf        0.00
  10    WHOLE     28    5.21000    5.46000   176     4     0/   0     0.00000000   1029037.05   1029037.05        Inf        0.00
  11    WHOLE     27    5.20000    5.50000   177     3     0/   0     0.00000000   1426431.05   1426431.05        Inf        0.00
  12    WHOLE     26    5.18500    5.43500   180     0     0/   0     0.00000000    686000.00    686000.00        Inf        0.00
  13    WHOLE     25    5.17000    5.42000   178     2     0/   0     0.00000000    372214.56    372214.56        Inf        0.00
  14    WHOLE     24    5.12500    5.37500   176     3     0/   0     0.00000000  15557441.53  15557441.53        Inf        0.00
  15    WHOLE     23    5.09500    5.37500   177     3     0/   0     0.00000000    849481.45    849481.45        Inf        0.00
  16    WHOLE     22    5.08000    5.33000   179     1     0/   0     0.00000000    456000.00    456000.00        Inf        0.00
  17    WHOLE     21    5.07500    5.37500   177     3     0/   0     0.00000000    848441.07    848441.07        Inf        0.00
  18    WHOLE     20    5.06000    5.31000   176     4     0/   0     0.00000000    391978.60    391978.60        Inf        0.00
  19    WHOLE     19    5.00000    5.25000   177     2     0/   0     0.00000000   9969352.45   9969352.45        Inf        0.00
  20    WHOLE     18    4.96000    5.21000   174     6     0/   0     0.00000000    448863.24    448863.24        Inf        0.00
  21    WHOLE     17    4.95000    5.25000   178     2     0/   0     0.00000000    554959.28    554959.28        Inf        0.00
  22    WHOLE     16    4.94000    5.19000   179     1     0/   0     0.00000000   1556000.00   1556000.00        Inf        0.00
  23    WHOLE     15    4.92000    5.17000   179     1     0/   0     0.00000000    836831.98    836831.98        Inf        0.00
  24    WHOLE     14    4.91500    5.16500   162    18     0/   0     0.00000000    700000.00    700000.00        Inf        0.00
  25    WHOLE     13    4.87500    5.12500   178     2     0/   0     0.00000000   9537862.38   9537862.38        Inf        0.00
  26    WHOLE     12    4.84500    5.12500   179     1     0/   0     0.00000000    647400.00    647400.00        Inf        0.00
  27    WHOLE     11    4.83000    5.08000   180     0     0/   0     0.00000000    975600.00    975600.00        Inf        0.00
  28    WHOLE     10    4.79000    5.04000   178     2     0/   0     0.00000000    457951.83    457951.83        Inf        0.00
  29    WHOLE      9    4.75000    5.00000   177     2     0/   0     0.00000000   7695762.38   7695762.38        Inf        0.00
  30    WHOLE      8    4.67000    4.92000   180     0     0/   0     0.00000000    500000.00    500000.00        Inf        0.00
  31    WHOLE      7    4.62500    4.87500   179     1     0/   0     0.00000000   7051432.92   7051432.92        Inf        0.00
  32    WHOLE      6    4.60500    4.85500   173     7     0/   0     0.00000000    374669.90    374669.90        Inf        0.00
  33    WHOLE      5    4.57500    4.87500   178     2     0/   0     0.00000000   1468427.59   1468427.59        Inf        0.00
  34    WHOLE      4    4.55000    4.80000   178     2     0/   0     0.00000000    464432.20    464432.20        Inf        0.00
  35    WHOLE      3    4.50000    4.75000   171     4     0/   0     0.00000000   3569922.38   3569922.38        Inf        0.00
  36    WHOLE      2    4.37500    4.62500   178     2     0/   0     0.00000000   1708459.63   1708459.63        Inf        0.00
  37    WHOLE      1    4.25000    4.50000   179     1     0/   0     0.00000000    398440.02    398440.02        Inf        0.00

                                                 5.28 176.89  2.48                96186609.00   96186609.00        Inf        0.00

                            MAST0405  15 year  5.7's        Date:04/15/2004   10:44:40
====================================================================================================================================
 UBS Investment Bank     |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I:   0-   0  II:   0-   0  III:   0-   0
 Closing Date: 4/30/2004 |WHOLE  15 year  Pricing Speed: 300 PSA               |PacI %: 0.00   Indices:  1ML  1.090
 First Pay: 5/25/2004    |WAC:5.97   WAM:356.81                                |
====================================================================================================================================
Tranche                               Payment     Aver.         Tx   Spread Yield   Price                 Day
 Name        Bal(MM)       Coupon      Window     Life    Dur   Yr        bp          %     Description   Del   Deal%
------------------------------------------------------------------------------------------------------------------------------------
  1A1        183,779,000   5.25000   5/04- 1/12    3.40         -2                                         24   73.36
  1A2         20,732,000   5.50000   1/12- 6/16    9.50         -2                                         24    8.28
  1A3         11,533,545   5.50000   6/16- 3/34   16.09         -2                                         24    4.60
  1A4       1,536,454.99   0.00000   1/12- 3/34   11.86         -2                                         24    0.61
  1A5         23,797,500   5.25000   5/09- 3/34   10.87         10                                         24   10.00
  1A6          1,252,500   5.25000   5/09- 3/34   10.87         10                                         24   10.00
 30AX      22,236,819.93   5.25000   5/04- 3/34    5.49          5                                         24    8.88
 30PO         233,013.88   0.00000   5/04-12/33    5.22          5                                         24    0.09
  2A1      92,606,612.27   5.00000   5/04- 4/19    4.55          4                                         24   96.28
 15AX       2,629,948.53   5.00000   5/04- 4/19    4.59          4                                         24    2.73
 15PO       2,137,197.59   0.00000   5/04- 4/19    4.58

1A5 super senior
1A6 senior support




Paydown Rules:

Group1:
PX Speed 300Psa
PT Rate  5.25%


1. Pay 1A5 and 1A6, pro-rata, the NAS principal distribution amount;
2. Pay 1A1 until retired;
3. Allocate 4.5454545455% to 1A4 until retired;
   Allocate 95.4545454545% to 1A2 and 1A3,in that order, until retired;
4. pay 1A5 and 1A6, pro-rata, until retired.


the NAS Principal Distribution Amount will be equal to the sum of the NAS percent of the non PO scheduled principal amount and The NAS percent times the NAS prepay shift of the non PO unscheduled principal amount.
The NAS percent will be zero for the first five years and thereafter will be equal to the (1A5 and 1A6) divided by the balance of the Non PO Certificates. The NAS prepay shift percent will be zero for the first five years and will be 30%, 40%, 60%, 80% and 100% for each year thereafter.

Group2:
PX Speed 300PSA
PT Rate 5.00%

1. Pay 2a1 until retired.



                 Collateral
Group1:
Attached

Group2:
Attached



The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.